                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

               By this Agreement, the undersigned agree that this Statement on
Schedule 13D being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Vivendi Universal S.A. is being filed on behalf of each of us.

DATED:   October 1, 2002

                                         EDGAR M. BRONFMAN, individually, as
                                         trustee under certain trusts for
                                         the benefit of descendants of the
                                         late Samuel Bronfman, as Managing
                                         Partner of Bronfman Associates and
                                         as trustee or director of certain
                                         charitable foundations

                                         By:  /s/ Frank W. Raysor, II
                                              ------------------------------
                                              Frank W. Raysor, II
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         THE HON. CHARLES R. BRONFMAN,
                                         individually and as director or
                                         trustee of certain charitable
                                         foundations

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)

                                         SAMUEL BRONFMAN II, individually

                                         By:  /s/ Frank W. Raysor, II
                                              ------------------------------
                                              Frank W. Raysor, II
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         EDGAR BRONFMAN, JR., individually,
                                         as trustee under a certain trust
                                         for the benefit of descendants of
                                         the late Samuel Bronfman and as
                                         trustee of a certain charitable
                                         foundation

                                         By:  /s/ Frank W. Raysor, II
                                              ------------------------------
                                              Frank W. Raysor, II
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)

                                         MATTHEW BRONFMAN, individually, as
                                         trustee under a certain trust for
                                         the benefit of descendants of the
                                         late Samuel Bronfman and as
                                         director of a certain charitable
                                         foundation

                                         By:  /s/ Frank W. Raysor, II
                                              ------------------------------
                                              Frank W. Raysor, II
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         STEPHEN R. BRONFMAN, individually,
                                         as trustee under certain trusts for
                                         the benefit of descendants of the
                                         late Samuel Bronfman and as
                                         director of certain charitable
                                         foundations

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)

                                         ELLEN J. BRONFMAN HAUPTMAN,
                                         individually and as trustee under a
                                         certain trust for the benefit of
                                         descendants of the late Samuel
                                         Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         MILDRED KALIK, as trustee under
                                         certain trusts for the benefit of
                                         descendants of the late Samuel
                                         Bronfman
                                         /s/ MILDRED KALIK
                                         ------------------------------
                                         MILDRED KALIK


                                         MAYO A. SHATTUCK, III, as trustee
                                         under certain trusts for the
                                         benefit of descendants of the late
                                         Samuel Bronfman

                                         By:  /s/ Mildred Kalik
                                              ------------------------------
                                              Mildred Kalik
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         JOHN S. WEINBERG, individually, as
                                         trustee under a certain trust for
                                         the benefit of John S. Weinberg and
                                         as trustee under certain trusts for
                                         the benefit of descendants of the
                                         late Samuel Bronfman

                                         By:  /s/ Mildred Kalik
                                              ------------------------------
                                              Mildred Kalik
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)

                                         ARNOLD M. LUDWICK, as trustee under
                                         a certain trust for the benefit of
                                         descendants of the late Samuel
                                         Bronfman and as a director of a
                                         certain charitable foundation

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         ROBERT S. VINEBERG, as trustee
                                         under a certain trust for the
                                         benefit of descendants of the late
                                         Samuel Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         JAY H. RUBINSTEIN, as trustee under
                                         a certain trust for the benefit of
                                         descendants of the late Samuel
                                         Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact


                                         GUY P. LANDER, as trustee under a
                                         certain trust for the benefit of
                                         descendants of the late Samuel
                                         Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)

                                         STEVEN H. LEVIN, as trustee under a
                                         certain trust for the benefit of
                                         descendants of the late Samuel
                                         Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         TREVOR CARMICHAEL, as trustee under
                                         a certain trust for the benefit of
                                         descendants of the late Samuel
                                         Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         NEVILLE LEROY SMITH, as trustee
                                         under a certain trust for the
                                         benefit of descendants of the late
                                         Samuel Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)


                                         BRUCE I. JUDELSON, individually and
                                         as trustee under certain trusts for
                                         the benefit of descendants of the
                                         late Samuel Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)

                                         CODAN TRUST COMPANY LIMITED, as
                                         trustee under a certain trust for
                                         the benefit of descendants of the
                                         late Samuel Bronfman

                                         By:  /s/ Michel Boucher
                                              ------------------------------
                                              Michel Boucher
                                              Attorney-in-Fact (Pursuant to a
                                              Power of Attorney previously filed
                                              with the Securities and Exchange
                                              Commission)